Exhibit 10.27



                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------

         This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment"), dated as of December 14, 2005, is made between SQUARE 711 DEVELOPER, LLC, a Delaware limited liability company ("Seller"), and WALTON ACQUISITION HOLDINGS V, L.L.C., a Delaware limited liability company ("Buyer").

                                    RECITALS
                                    --------

         WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of November 14, 2005 (the "Original Agreement") for the purchase and sale of certain real property located in Washington, D.C., and known as Square 711, Lot 160, as more particularly described in the Original Agreement; and

         WHEREAS, Seller and Buyer desire to amend the Original Agreement as provided herein.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. Capitalized terms that are not otherwise defined in this First Amendment shall have the same meaning ascribed thereto in the Original Agreement. The Original Agreement, as amended by this First Amendment, is referred to in this First Amendment as the "Purchase Agreement."

         2. Purchase Price. Notwithstanding any provision of the Original Agreement to the contrary, including, but not limited to, Section 1.01(a) thereof, the term "Purchase Price" shall mean the sum of One Hundred Twenty-One Million Eight Hundred Eighty-Five Thousand and No/100 Dollars ($121,885,000.00).

         3. Density Bonus Covenant. Section 1.01(b) of the Original Agreement is hereby deleted in the entirety and all references to the Density Bonus Covenant are hereby stricken from the Original Agreement.

         4. Deposit. Upon Buyer's execution and delivery of this First Amendment to Seller, the Initial Deposit shall be non-refundable to Buyer (except as otherwise provided in the Original Agreement, including, but not limited to, Sections 2.04 and 7.01 thereof), and Buyer shall have no further right to terminate the Purchase Agreement under Section 2.02 thereof. Notwithstanding the provisions of Section 1.02(a) to the contrary, Buyer shall have until 3:00 p.m. (Washington, DC time) on December 15, 2005, to deposit the Second Deposit with the Escrow Agent.

         5. Pro Forma Title Policy. The pro forma title policy attached hereto as Exhibit A is the pro forma for purposes of the closing condition set forth in
Section 3.02(iii) of the Original Agreement. Buyer has approved the pro forma title policy attached hereto as Exhibit A, and Buyer has also approved the updated survey of the Property prepared by Vika Incorporated.

         6. Assignment of Right of First Refusal. At Closing, Seller shall assign to Buyer its right, title and interest in the "Right of First Refusal" (as hereinafter defined) pursuant to the form of assignment attached hereto as Exhibit B (the "Assignment of Right of First Refusal"). "Right of First Refusal" means that certain right of first refusal to purchase, lease, or otherwise obtain any interest in or portion of the real property (the "Adjacent Property") conveyed by First & M Street Investing Company, LLC, a Delaware limited liability company, to the Washington Metropolitan Area Transit Authority ("WMATA") pursuant to that certain Deed of Gift, dated July 16, 2003, which right may be exercised if WMATA desires to sell, lease, assign, transfer or otherwise grant, convey or dispose of the same, including, without limitation, any air rights or rights to develop improvements in the air space above the Adjacent Property.

         7. Assignment to Land Trust. Without limitation on the provisions of
Section 9.01 of the Original Agreement, Buyer shall be permitted to assign its rights as buyer under the Purchase Agreement to a land trust organized under the laws of the District of Columbia which is beneficially owned by an entity controlled by or under common control with Walton Street Capital, LLC and an entity controlled by or under common control with StonebridgeCarras, LLC. Notwithstanding such assignment, Walton Acquisition Holdings V, L.L.C. shall remain liable for all obligations of Buyer under the Purchase Agreement.

         8. Extension of Closing Date. The Closing Date is hereby extended to February 15, 2006. Time is of the essence as to such Closing Date.

         9. Davis Agreement.

         a. Seller shall request that Walsh/Davis Joint Venture Buyer and its lender to be added as additional insureds under the insurance carried in connection with the Davis Agreement as of the Closing. Seller's inability to cause such change to be made to Walsh/Davis Joint Venture's policy shall not be a default under the Purchase Agreement nor shall the implementation of such change be a condition to closing for Buyer.

         b. The term "Davis Agreement" as used in the Purchase Agreement shall be revised to mean "collectively, (a) that certain letter dated August 2, 2004 from Walsh/Davis Joint Venture to Seller; and (b) that certain letter dated April 6, 2005 from Seller to Walsh/Davis Joint Venture and countersigned by Walsh/Davis Joint Venture on April 25, 2005."

         10. Additional Closing Deliveries. In addition to the deliveries required under Section 5.02 of the Original Agreement, at Closing Seller shall also be required to deliver the following documents: (a) a notice to WMATA that Buyer will become the successor owner of the Property and that all future notices should be delivered to Buyer, (b) a notice to CSX Realty Development, LLC that Seller's interest in the CSX Environmental Agreements has been assigned to Buyer, and (c) the Assignment of Right of First Refusal, duly executed and acknowledged by Seller. In addition to the deliveries required under Section
5.03 of the Original Agreement, at Closing Buyer shall also be required to deliver the Assignment of Right of First Refusal, duly executed and acknowledged by Buyer.

         11. Work Plan. The last sentence of Section 2.05 of the Original Agreement is hereby deleted and replaced with the following sentence: "At Closing, Seller shall assign to Buyer all of Seller's rights accruing from and after the Closing under the CSX Environmental Agreements, and Buyer shall assume, pursuant to the Assignment of Environmental Agreements (as defined below), all of Seller's obligations, if any, under the CSX Environmental Agreements." The definition of "Assignment of Environmental Agreements" is hereby changed to "an assignment and assumption of the CSX Environmental Agreements in the form attached hereto as Exhibit F." All references to "that certain letter dated December 13, 1999 from Theodore J. Gordon, Chief Deputy for Public Health Assurance, to CSX Real Property" in the Assignment of Environmental Agreements are hereby stricken.

         12. Reaffirmation. The terms of this First Amendment shall govern and control over any conflicting provisions in the Original Agreement. Except in the case of such conflicts and as expressly amended by this First Amendment, the terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

         13. Counterparts. This First Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and such counterparts may be exchanged by facsimile or electronic transmission.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date set forth above.


                           SELLER:
                           -------

                           SQUARE 711 DEVELOPER, LLC,
                           A DELAWARE LIMITED LIABILITY COMPANY


                           By:
                               -----------------------------------------------
                               Joseph M. O'Connor
                               Executive Manager



                           BUYER:
                           ------

                           WALTON ACQUISITION HOLDINGS V, L.L.C.,
                           A DELAWARE LIMITED LIABILITY COMPANY

                           By: Walton Street Real Estate Fund V, L.P.,
                               a Delaware limited partnership
                               its Managing Member

                               By: Walton Street Managers V, L.P.,
                                   a Delaware limited partnership
                                   its General Partner

                                   By: WSC Managers V, Inc.,
                                       a Delaware corporation
                                       its General Partner

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A
                                    ---------

                             PRO FORMA TITLE POLICY
                             ----------------------

                                    EXHIBIT B
                                    ---------

                  FORM OF ASSIGNMENT OF RIGHT OF FIRST REFUSAL
                  --------------------------------------------


         THIS ASSIGNMENT OF RIGHT OF FIRST REFUSAL (the "ASSIGNMENT") is made and entered into as of the ___ day of _____________, 2006, by and between SQUARE 711 DEVELOPER, LLC, a Delaware limited liability company ("Assignor") and ________________________, a Delaware limited liability company ("ASSIGNEE").

                                   WITNESSETH:

         A. Assignor, as seller, and Walton Acquisition Holdings V, L.L.C., a Delaware limited liability company ("ORIGINAL BUYER"), the predecessor in interest to Assignee, as purchaser, have entered into that certain Purchase and Sale Agreement dated November 14, 2005 (as amended and modified, the "PURCHASE AGREEMENT") whereby Assignor has agreed to sell, and Original Buyer agreed to purchase, certain real property in the District of Columbia more particularly described in the Purchase Agreement (the "PROPERTY").

         B. First & M Street Investing Company, LLC, a Delaware limited liability company ("PRIOR OWNER"), donated real property adjacent to the Property (the "ADJACENT PROPERTY") to the Washington Metropolitan Area Transit Authority ("WMATA"), which WMATA has used for part of the development of a new Metro Station. In connection therewith, (i) Prior Owner and WMATA entered into a certain letter agreement between Prior Owner and WMATA executed by Prior Owner on July 16, 2003 and by WMATA on July 29, 2003, a copy of which is attached hereto as Exhibit A (the "LETTER AGREEMENT"), (ii) Prior Owner and WMATA entered into a certain Washington Metropolitan Area Transit Authority Lease for Real Property (the "LEASE") between Prior Owner, as lessor, and WMATA, as lessee, dated July 16, 2003, and (iii) in the Deed of Gift from Prior Owner to WMATA, dated July 16, 2003, attached hereto as Exhibit B, Prior Owner reserved a right of first refusal to purchase, lease, or otherwise obtain any interest in or portion of the Adjacent Property in the event WMATA desires to sell, lease, assign, transfer or otherwise grant, convey or dispose of the same, including, without limitation, any air rights or rights to develop improvements in the air space above the Adjacent Property (the "RIGHT OF FIRST REFUSAL").

         C. Pursuant to that certain Assignment of Lease and Other Rights between Prior Owner and Assignor, dated as of September 15, 2003, and attached hereto as Exhibit C, Prior Owner assigned to Assignor certain rights of Prior Owner under the Letter Agreement, the Lease and the Right of First Refusal.

         D. In connection with the Purchase Agreement, Assignor has agreed to assign, transfer and convey to Assignee, and Assignee has agreed to take and accept the right, title and interest of Assignor under the Right of First Refusal.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt of sufficiency of which are acknowledged hereby, the parties agree as follows:

         1. Assignor hereby assigns, transfers and sets over unto Assignee all of Assignor's right, title and interest under the Right of First Refusal accruing from and after the date hereof.

         2. Assignee hereby accepts such assignment and assumes all of Assignor's obligations under the Right of First Refusal accruing from and after the date hereof.

         3. This Assignment shall be construed under the laws of the District of Columbia.

         4. This Assignment is made without representation or warranty from Assignor, except as may be specifically set forth in the Purchase Agreement, and subject to all conditions and limitations set forth therein as to Assignor's liability, and as provided below in this Section 4, Assignor represents and warrants to Assignee that Assignor has not previously assigned, encumbered or otherwise transferred its rights under the Right of First Refusal (except as collateral for a loan which is secured by the Property, but which is being retired as of the date hereof).

         The provisions hereof shall bind and inure to the benefit of Assignor and Assignee, and their respective successors and assigns.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed this Assignment as of the date first above written.


ASSIGNOR:

SQUARE 711 DEVELOPER, LLC,
a Delaware limited liability company

By:
    -------------------------------------
    Joseph M. O'Connor
    Executive Manager



ASSIGNEE:

------------------------------,
a Delaware limited liability company

By:
       -----------------------------------
Name:
       -----------------------------------
Its:
       -----------------------------------

DISTRICT OF COLUMBIA       )  SS:


         The foregoing Assignment was acknowledged before me on this _____ day of ___________, 2006, by ______________, as the ________________________ of
_______________________, for the purpose therein contained.


         WITNESS my hand and seal this ________ day of _______________, 2006.



                                  ----------------------------------------
                                  NOTARY PUBLIC



My Commission expires: _______________________











DISTRICT OF COLUMBIA       )  SS:

         The foregoing Assignment was acknowledged before me on this _____ day of ___________, 2006, by ______________, as the ________________________ of
_______________________, for the purpose therein contained.


         WITNESS my hand and seal this ________ day of _______________, 2006.



                                  ----------------------------------------
                                  NOTARY PUBLIC



My Commission expires: _______________________

                                   EXHIBIT "A"

                                LETTER AGREEMENT
                                ----------------

                                 [SEE ATTACHED]

                                   EXHIBIT "B"

                                  DEED OF GIFT
                                  ------------

                                 [SEE ATTACHED]

                                   EXHIBIT "C"

                      ASSIGNMENT OF LEASE AND OTHER RIGHTS
                      ------------------------------------

                                 [SEE ATTACHED]